                                                                    EXHIBIT 10.4






                                                     PLEASE SIGN AND RETURN
                                                     ----------------------

                                             PLEASE SIGNIFY YOUR APPROVAL ON ALL
                                             SPACES PROVIDED AND RETURN TO YOUR
                                                                 --------------
                                             ASSET MANAGER FOR FULL EXECUTION.
                                             -------------
                                             YOUR "TENANT" COPY WILL THEN BE
                                             RETURNED TO YOU.
                                                                THANK YOU
                                                           KOLL MARKETING GROUP







                             OFFICE BUILDING LEASE


                                    BETWEEN


                         KOLL CENTER NEWPORT NUMBER 8
                                   LANDLORD


                                      AND




                               TIEMPO ESCROW II
                      -----------------------------------
                                    TENANT




                           JULY 10              1990
                      ---------------------,      --

                               TABLE OF CONTENTS


                                                                Page
 1.  Term.....................................................    1
 2.  Possession...............................................    1
 3.  Annual Basic Rent........................................    1
 4.  Rental Adjustment........................................    2
 5.  Security Deposit.........................................    3
 6.  Use......................................................    3
 7.  Notices..................................................    3
 8.  Brokers..................................................    3
 9.  Holding Over.............................................    3
10.  Taxes on Tenant's Property...............................    4
11.  Condition of Premises....................................    4
12.  Alterations..............................................    4
13.  Repairs..................................................    4
14.  Liens....................................................    5
15.  Entry by Landlord........................................    5
16.  Utilities and Services...................................    5
17.  Bankruptcy...............................................    5
18.  Indemnification..........................................    6
19.  Damage to Tenant's Property..............................    6
20.  Tenant's Insurance.......................................    6
21.  Damage or Destruction....................................    7
22.  Eminent Domain...........................................    8
23.  Defaults and Remedies....................................    8
24.  Assignment and Subletting................................    9
25.  Subordination............................................    9
26.  Estoppel Certificate.....................................   10
27.  Building Planning........................................   10
28.  Rules and Regulations....................................   10
29.  Conflict of Laws.........................................   10
30.  Successors and Assigns...................................   10
31.  Surrender of Premises....................................   10
32.  Attorneys' Fees..........................................   11
33.  Performance by Tenant....................................   11
34.  Mortgagee Protection.....................................   11
35.  Definition of Landlord...................................   11
36.  Waiver...................................................   11
37.  Identification of Tenant.................................   11
38.  Parking..................................................   12
39.  Terms and Headings.......................................   12
40.  Examination of Lease.....................................   12
41.  Time.....................................................   12
42.  Prior Agreement; Amendments..............................   12
43.  Separability.............................................   12
44.  Recording................................................   12
45.  Consents.................................................   12
46.  Limitation on Liability..................................   12
47.  Riders...................................................   12
48.  Modification for Lender..................................   13
49.  Airport Disclosure.......................................   13

                      TABLE OF EXHIBITS




                EXHIBIT                 ITEM

                   A    Floor Plan of the Premises

                   B    Work Letter Agreement

                   C    Standards for Utilities and Services

                   D    Rules and Regulations

                   E    Parking Rules and Regulations

                         KOLL CENTER NEWPORT NUMBER 8

                             OFFICE BUILDING LEASE



        THIS LEASE is made as of the 10th day of July, 1990, by and between KOLL CENTER NEWPORT NUMBER 8, a California Limited Partnership ("Landlord"), and Tiempo Escrow II, A California Corporation. ("Tenant")

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite Number 175 (the "Premises") outlined on the floor plan attached hereto and marked Exhibit A, the Premises being agreed, for the purposes of this Lease, to have an area of approximately 4,236 rentable square feet and being situated on the ground floor(s) of that certain office building located at 4590 MacArthur Boulevard, Newport Beach, California (the "Building").
                                                         [INITIAL APPEARS HERE]


        The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set. Tenant covenants, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

        Prior to the commencing of the term of this Lease the Premises shall be improved by the Tenant improvements described in the Work Letter marked Exhibit B attached hereto and by this reference incorporated herein.


                                   1.  TERM

        The term of this Lease shall be for five (5) years commencing upon the earlier of:

            (i) Substantial completion of the Tenant Improvements described in the Work Letter (subject to the provisions of Paragraph 7 of the Work Letter) and the tender of possession of the premises to Tenant or

            (ii) The date that Tenant opens for business in the Premises, and ending on the last day of the month in which the 6th anniversary of the commencement date occurs, unless such term shall be sooner terminated as hereinafter provided. As soon as the commencement date is determined, the parties shall enter into an amendment of this Lease setting forth the precise commencement and termination dates of this Lease. Failure to enter into such an amendment, however, shall not affect Tenant's liability hereunder. Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the first day of the month in which the term of this Lease commences.

                                2.  POSSESSION

        Tenant agrees that, if Landlord is unable to deliver possession of the Premises to Tenant on the scheduled commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event Tenant shall not be liable for any rent until Landlord tenders possession of the Premises to Tenant with the Tenant improvements substantially completed. If Landlord completes construction of the Tenant Improvements prior to the date scheduled in the Work Letter, Landlord shall deliver possession of the Premises to Tenant upon such completion and the term of the Lease shall thereupon commence.
                                                          [INITIAL APPEARS HERE]


                             3.  ANNUAL BASIC RENT

        (a) Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the sum of (SEE ADDENDUM, ITEM #50 AND #51) -------------------------------
Dollars ($ ____________________________) (subject to adjustment as hereinafter
provided) in twelve equal monthly installments of   (SEE ADDENDUM, ITEM #50 AND
#51) ----------------------------  Dollars ($ ___________________) each, in advance on the first day of each calendar month during the term, except that the first month's rent shall be paid upon the execution hereof. If the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty. In addition to the Annual Basic Rent, Tenant agrees to pay as additional rental the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated at the end of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing.

                                                          [INITIAL APPEARS HERE]


     (c) Late Charges. In the event Tenant fails to pay any installment of rent when due or in the event Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, then Tenant shall pay to Landlord a late charge equal to 5% of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment.

                            4.  RENTAL ADJUSTMENT.

     (a) For the purpose of this Article 4, the following terms are defined as follows:

          (i) Tenant's Percentage: That portion of the Building occupied by Tenant divided by the total square footage of the Building available for occupancy, which result is the following percentage: 3.7476 %.
                                                    ----------

          (ii) Direct Expenses Base: The amount of the annual Direct Expenses which Landlord has included in Annual Base Rent which amount is
$  1990 Base Year *    per square foot, for a total of $  1990 Base Year *
 ----------------------                                 -----------------------

                             *(SEE ADDENDUM, ITEM #52.)  [INITIAL APPEARS HERE]
          (iii)  Direct Expenses:  The term "Direct Expenses" shall include:

                 (1) All real and personal property taxes and assessments imposed by any governmental authority or agency on the Building and the land on which the Building is located (including a prorata portion of any taxes levied on any common areas): any assessments levied in lieu of taxes: any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

                 (2) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Building, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: cost of utilities, supplies and insurance, cost of services of independent contractors, managers and other suppliers, the fair rental value of the Building office, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance, and repair of the Building, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, watchmen and gardeners, but excluding persons performing services not uniformly available to or performed for substantially all Building tenants.

                 (3) Amortization of such capital improvements as Landlord may have installed: (a) for the purpose of reducing operating costs and (b) to comply with governmental rules and regulations promulgated after completion of the Building.

     (b) If Tenants Percentage of the Direct Expenses paid or incurred by Landlord for any calendar years exceeds the Direct Expenses Base included in Tenants rent, then Tenant shall pay such excess as additional rent. As soon as possible after the beginning of each calendar year, Landlord shall give to Tenant a statement of any additional rent payable by Tenant hereunder for the previous year, which shall be due and payable upon receipt. In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay its percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base. This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered. If, in any calendar year, Tenant's Percentage of actual Direct Expenses is less than the estimate for that year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis shall be credited towards the next monthly rent falling due and the estimated monthly installments of Tenant's Percentage of Direct Expenses shall be adjusted to reflect such lower Direct Expenses for the most recent year.

     (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.


                             5.  SECURITY DEPOSIT.

     Tenant has deposited with landlord the sum of Six Thousand Nine Hundred Eighty-nine and 40/100 Dollars
($6,989.40). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenants failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform all of its obligations under this lease, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term, provided that Landlord may retain the security deposit until such time as any amount due from Tenant in accordance with Article 4 hereof has been determined and paid in full.


                                   6.  USE.

     Tenant shall use the Premises for Escrow offices or other office use consistent with other Class "A" office use within Koll Center Newport and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Building. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenants use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenants failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.


                                  7. NOTICES.

     Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenants address for notice purposes.


                                 8.  BROKERS.

     Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Grubb & Ellis Company -Patrick J. Papaccio and Michael P. Quisling whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.


                               9.  HOLDING OVER.

     If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred fifty percent of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 9 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall idemnify and hold Landlord harmless from all loss of liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

                       10.  TAXES ON TENANT'S PROPERTY.

           (a) Tenant shall be liable for and shall pay, at least ten days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

           (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessments levied against the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of paragraph 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's "Building Standard," such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                          11. CONDITION OF PREMISES.

           Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the building were in satisfactory condition at such time.

                               12. ALTERATIONS.

           (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Pacific Fire Rating Bureau, and of any simular body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord's options, shall pay to Landlord all costs arising from such removal.

           (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                 13. REPAIRS.

         (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

     (b) Anything contained in Paragraph 13(a) above to the contrary notwithstanding. Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in
     Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                  14. LIENS.

           Tenant shall not permit any mechanic's, matenalmen's or other liens to be filed against the Building nor against Tenant's leasehold interest in the Premises. Landlord shall have at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                            15. ENTRY BY LANDLORD.

           Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                          16. UTILITIES AND SERVICES.

           Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as Exhibit C, subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

                 (i)    Accident, breakage, or repairs,

                 (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

                 (iii) Governmental regulation, moratorium or other governmental action,

                 (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

                 (v) Any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

                                17. BANKRUPTCY.

           If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 23(b) hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article 17.

                             18. INDEMNIFICATION.

     Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenants use of the Premises or the conduct or its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assunes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

                       19. DAMAGE TO TENANT'S PROPERTY.

     Notwithstanding the provisions of Article 18 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Building, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or (iv) any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal heraditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                            20. TENANT'S INSURANCE.

     (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

          (i) Standard form property insurance insuring against the pents of fire; extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

          (ii) Comprehensive General Liability insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Paragraph 20 hereof) and shall (1) name Landlord as an additional insured, (2) contain a cross liability provision, and (3) contain a provision that the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord.

          (iii) Workmen's Compensation and Employer's Liability insurance (as required by State Law).

          (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Best Insurance Guide. Within ten days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancellable and deducible in coverage except after thirty days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section. Landlord shall deliver to Tenant a written statement selling forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

                          21.  DAMAGE OR DESTRUCTION.

     (a) In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall:

           (i) In the event of total destruction, at Landlord's option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Building and/or the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within ninety days after such damage, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said ninety day period. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as to the date of such total destruction.

          (ii) In the event of a partial destruction of the Building and/or the Premises, to an extent not exceeding twenty-five percent of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety days or exceeds twenty-five percent of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Subparagraph 21(a)(ii), Landlord shall give written notice to Tenant of its intention within said ninety day period. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

     (b) Upon any termination of this Lease under any of the provisions of this Article 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

     (c) In the event of repair reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this
Article 21. Notwithstanding anything to the contrary contained in this Article 21, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one year after the occurence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one year period.

     (e) If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

     (f) If landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

     (g) Notwithstanding anything to the contrary contained in this Article 21, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article 21 occurs during the last twelve months of the term of this Lease or any extension hereof.

     (h)   The provisions of California Civil Code (S) 1932, Subsection 2, and
(S) 1933, Subsection 4, which permit termination of a lease upon destruction of the Leased premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                             22.  EMINENT DOMAIN.

   In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proporsonate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

                          23.  DEFAULTS AND REMEDIES.

   (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

        (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five business days or longer while in default of any provision of this Lease.

        (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure (S) 1161 regarding unlawful detainer actions.

        (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a) (i) or (ii) above, where such failure shall continue for a period of ten days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
(S) 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that more than ten days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty days from the date of such notice from Landlord.

        (iv) (1) The making by Tenant of any general assignment for the benefit of creditors: 92) the filing or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty days): (3) the appointment of a trustee or receiver to take possession as substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty days: or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

   (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder in the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

        (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination: plus

        (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided: plus

        (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided: plus

        (iv) any other amount necessary to compensate Landlord for all the detriment proximately cause by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in Subparagraphs 23(b) (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at a rate equal to 2% in excess of the "prime rate" of the Bank of America N.T.&S.A. as of the time of award not to exceed, however the maximum rate permitted by law. As used in Subparagraph 25(b)
(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

   (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises: such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23(c) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

     (d) All rights. options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord or any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

                        24.  ASSIGNMENT AND SUBLETTING.

     (a) Tenant shall not, either voluntarily or by operation of law, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance.

     (b) In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least thirty days prior to the date when Tenant desires the assignment or sublease to be effective (the "Assignment Date"), Tenant shall give Landlord a notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such information is provided to it.

     (c) Landlord may, in its absolute discretion, withhold consent to any assignment, hypothecation or transfer of this Lease for any reason. The subletting of substantially all of the Premises for all or any part of the remaining terms of this Lease shall be deemed an assignment rather than a sublease for purposes of this clause. Notwithstanding the foregoing, Landlord shall consent to the assignment or transfer, if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant is merged, with which Tenant is consolidated or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant immediately prior to the assignment.

     (d) Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld. A condition to such consent shall be delivered by Tenant to Landlord of a true copy of any such sublease. If Tenant shall sublet all or any portion of the Premises that Tenant has occupied for its own use at any time, then any consideration paid by the sublessee for the portion of the Premises being sublet that previously was occupied by Tenant that exceeds one hundred ten percent of the Basic Rent and Rental Adjustments provided by this Lease for such portion of the Premises being sublet shall be due, owing and payable from Tenant to Landlord when paid or owing by the sublessee under the sublease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that, during the entire term of this Lease, was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

     (e) Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Premises that is not in compliance with the provisions of this section shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $500 for costs incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

                              25.  SUBORDINATION.

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination and at the election of Landlord or any mortgagee with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to:

     (a) All ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and

     (b) The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason. Tenant shall, notwithstanding any subordination, attorn to and become the Tenant or the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

                           26. ESTOPPEL CERTIFICATE.

   (a) Within ten days following any written request which Landlord may make from time to time. Tenant shall execute and deliver to Landlord a statement certifying:

       (i)   The date of commencement of this Lease;

       (ii) The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

       (iii) The date to which the rental and other sums payable under this Lease have been paid;

       (iv) That there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and

       (v) Such other matters requested by Landlord, Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

   (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

       (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord;

       (ii)  That there are no uncured defaults in Landlord's performance; and

       (iii) That not more than one month's rental has been paid in advance.

                          28. RULES AND REGULATIONS.

   Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

                             29. CONFLICT OF LAWS.

   This Lease shall be governed by and construed pursuant to the laws of the State of California.

                          30. SUCCESSORS AND ASSIGNS.

   Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                          31. SURRENDER OF PREMISES.

   The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

                             32. ATTORNEYS' FEES.

      (a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation foreseen the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder. Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees.

                          33. PERFORMANCE BY TENANT.

     All convenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owned to any party other than Landlord, for which it is liable hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                           34. MORTGAGEE PROTECTION.

     In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                          35. DEFINITION OF LANDLORD.

     The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the ten grantor) shall be automatically freed and retrieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                  36. WAIVER.

     The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                         37. IDENTIFICATION OF TENANT.

     If more that one person executes this Lease as Tenant:

     (a) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

     (b) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                  38. PARKING

   The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in exhibit E attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established.

                            39. TERMS AND HEADINGS.

   The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                          40.  EXAMINATION OF LEASE.

Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                   41. TIME.

   Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                       42.  PRIOR AGREEMENT:AMENDMENTS.

   This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                              43.  SEPARABILITY.

   Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

                                44.  RECORDING.

   Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                                45.  CONSENTS.

   Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

                         46.  LIMITATION ON LIABILITY.

   In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that in the event of any actual or alleged failure, breach or default hereunder by Landlord:

   (a) The sole and exclusive remedy shall be against the Landlord's interest in the Building:

   (b) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership):

   (c) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership):

   (d) No partner of Landlord shall be required to answer or otherwise plead to any service of process:

   (e) No judgement will be taken against any partner of Landlord:

   (f) Any judgement taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc:

   (g) No writ of execution will ever be levied against the assets of any partner of Landlord:

   (h) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                                 47.  RIDERS.

   Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                         48.  MODIFICATION FOR LENDER.

If, in connection with obtaining construction, interim or permanent financing for the Building the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                           49.  AIRPORT DISCLOSURE.

Tenant, its heirs, successors and assigns acknowledges that:

     (a) The Orange County Airport may not be able to provide adequate air service for business establishments which rely on such services;

     (b) When an alternate air facility is available, a complete phase out of jet service may occur at Orange County Airport;

     (c) The City of Newport Beach may continue to oppose additional commercial air service expansion at the Orange County Airport;

     (d) Tenant, its heirs, successors and assigns will not actively oppose any action taken by the City of Newport Beach to phase out or limit jet air service at the Orange County Airport.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:                                    ADDRESS:

KOLL CENTER NEWPORT NUMBER 8, a California   c/o The Koll Company
Limited Partnership                          4350 Von Karman Avenue, Suite 200
By:  /s/ Chuck Holden                        Newport Beach, CA 92660
   ----------------------------------
    Chuck Holden, Vice President Asset
      Management


TENANT:                                      ADDRESS:
TIEMPO ESCROW II,
A California Corporation                     4590 MacArthur Boulevard
-------------------------------------        -----------------------------------

By:  /s/ Anne Muter                          Suite 175
   ----------------------------------        -----------------------------------
   Anne Muter, President        Title

By:                                          Newport Beach, CA 92660
   ----------------------------------        -----------------------------------
                                Title

                       ADDENDUM TO OFFICE BUILDING LEASE
                              DATED JULY 10, 1990
                     BY AND BETWEEN KOLL CENTER NEWPORT #8
                A CALIFORNIA LIMITED PARTNERSHIP AS "LANDLORD"
          AND TIEMPO ESCROW II, A CALIFORNIA CORPORATION AS "TENANT"
             EXECUTED CONCURRENTLY WITH THE KOLL CENTER NEWPORT #8
                   OFFICE BUILDING LEASE DATED JULY 10, 1990

--------------------------------------------------------------------------------

This Addendum to Lease is executed by and between Koll Center Newport #8, a California Limited Partnership (hereinafter "Landlord") and Tiempo Escrow II, a California Corporation (hereinafter "Tenant") concurrently with the Koll Center Newport #8 Office Building Lease dated July 10, 1990.

50.   ANNUAL BASIC RENT - The rent payable in months one (1) through sixty (60)
      -----------------
      shall be as follows:

      Month 1      -    $1.50 per rentable square foot per month,
                        $6,354.00 per month,

      Months 2-6   -    Rent Free

      Month 7      -    $.75 per rentable square foot per month,
                        $3,177.00 per month,

      Months 8-12  -    $1.50 per rentable square foot per month,
                        $6,354.00 per month,

      Months 13-24 -    $1.56 per rentable square foot per month,
                        $6,608.16 per month,

      Months 25-36 -    $1.62 per rentable square foot per month, *
                        $6,872.49 per month,

      Months 37-48 -    $1.69 per rentable square foot per month, *
                        $7,147.39 per month,

      Months 49-60 -    $1.75 per rentable square foot per month, *
                        $7,433.28 per month.

      *Rates per rentable square foot have been rounded. Monthly rates listed represent the actual rent that will be due monthly.

TIEMPO ESCROW II
Addendum
Page 2

51.  RENTAL ABATEMENT:  Tenant shall be granted free rent during months two (2)
     ----------------
     through six (6) (total of five (5) months free).

52.  BASE YEAR ADJUSTMENT:  Notwithstanding anything to the contrary contained
     --------------------
     in Paragraph No. 4 "Rental Adjustment," the "Direct Expense Base" shall be equal to the actual expenses incurred, as if the building were ninety-five percent (95%) occupied for the Base Year 1990 and this Lease shall then be amended accordingly.

53.  PARKING:  Parking for the building shall be provided as per the following:
     -------

     A)    Unreserved Employee Parking: Landlord shall provide Tenant with
           ---------------------------
           fifteen (15) unreserved employee parking spaces free for the Lease term. Such parking shall be provided free and in common with the surface parking lot surrounding the building.

     B)    Visitor Parking: Visitor parking shall be at a charge to Tenant's
           ---------------
           invitees with the rate being established by Landlord from time-to-time. Tenant may elect to validate such parking for their guests.

54.  SIGNAGE:
     -------

     Monument Sign: Tenant shall be granted monument signage located in the
     -------------
     planter area in front of the subject premises. Final size, location, design and placement shall be subject to final approval of Landlord and shall conform to all project and governmental regulatory requirements.

     Exterior Birch Street Directory Sign: Tenant shall be allowed one (1)
     ------------------------------------
     Tenant identification position on the project "cube" directory sign which is located on Birch Street closest to the building. Final lettering size and position on the existing cube directory sign shall be subject to Landlord's approval.

     Cost:  Cost of the above signage shall be at the sole cost and expense of
     ----
     Tenant.

55.  CONFLICT WITH BASIC LEASE: In the event of any conflict between the printed
     -------------------------
     portion of this Lease and the provisions of this Addendum, Sections 50 through 54, the provisions of this Addendum shall prevail.

TIEMPO ESCROW II
Addendum
Page 3



KOLL CENTER NEWPORT #8                      TIEMPO ESCROW II,
A California Limited Partnership            A California Corporation

By: /s/ Chuck Holden                        By: /s/ Anne Muter
   -----------------------------------         ------------------------------
    Chuck Holden                                Anne Muter
Title: Vice President Asset Management      Title: President
      --------------------------------            ---------------------------

Date:  7-10-90                              Date:
     ---------------------------------           ----------------------------

                                   EXHIBIT A


                           [FLOOR PLAN APPEARS HERE]



                                                        FLOOR 1
                                                        Koll Center Newport 8
                                                        4590 MacArthur Blvd

FINAL

Suite #: 175                                    Usable: 3774
   ID #: 100                                  Rentable: 4236

                                   [LOGO OF STEVENSON SYSTEMS, INC APPEARS HERE]

                                   EXHIBIT B
                             WORK LETTER AGREEMENT

     This Work Letter Agreement is entered into as of the 10th day of July, 1990 by and between KOLL CENTER NEWPORT NUMBER 8 ("Landlord") and Tiempo Escrow II, a California Corporation ("Tenant").

                                   RECITALS:

     A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

     B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

                            1.  COMPLETION SCHEDULE

     Within ten days after the execution of the Lease, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant improvements to be constructed in the Premises. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant improvements. Such schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such schedule shall become the basis for completing the Tenant improvement work. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within five working days after the date such schedule is first received by Tenant, Landlord may, at its option, terminate the Lease and all of its obligations thereunder.

                           2.   TENANT IMPROVEMENTS.

     Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Paragraph 3 below, including but not limited to partitioning, doors, ceilings, floor coverings, finishes, (including paint and wallcovering) electrical, (including lighting, switching, telephones, outlets, etc.) plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other mill work.
                                                                         INITIAL
                         3.  TENANT IMPROVEMENT PLANS.
                                                                          HERE
     Immediately after the execution of this Lease, Tenant agrees to meet with Landlord's architect and/or space planner II. The purpose of preparing a space plan for the layout of the Premises. Based upon such space plan, Landlord's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications may be referred to herein as the "Tenant Improvement Plans." (See mutually approved Space Plan attached hereto.)
                                                                         INITIAL
                    4.  FINAL PRICING AND DRAWING SCHEDULE.
                                                                          HERE
     After the preparation of the space plan and after Tenant's written approval thereof, in accordance with the Work Schedule Landlord shall cause its architect to prepare and submit to Tenant the final working drawings and specifications referred to in Paragraph 3 hereof. Such working drawings shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body for plan checking and a building permit. Landlord, with Tenant's cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes.

                   5.  CONSTRUCTION OF TENANT IMPROVEMENTS.

     After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued. Landlord shall enter into a construction contract with its contractor for the installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its best efforts to secure completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 6 hereof.
                                                                         INITIAL

                                                                          HERE

                               EXHIBIT B Page 1

                  7. COMPLETION AND RENTAL COMMENCEMENT DATE.

        The commencement of the term of this Lease and Tenant's obligation for the payment of rental under the Lease shall not commence until substantial completion of construction of the Tenant Improvements. However, if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

        (i) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

        (ii) Tenant's request for materials, finishes or installations other than those readily available; or

        (iii) Tenant's charges in the Tenant Improvement Plans after their approval by Tenant; then the commencement of the term of the Lease and the rental commencement date shall be accelerated by the number of days of such delay.

      IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first above written.

LANDLORD:                                       TENANT:
                                                TIEMPO ESCROW, II,
                                                A California Corporation
KOLL CENTER NEWPORT NUMBER 8, a                 -------------------------------
California Limited Partnership

By: /s/ Chuck Holden                            By: /s/ Anne Muter
   -------------------------------                 ----------------------------
                        (LANDLORD)                                     (TENANT)
    Chuck Holden, Vice President                    Anne Muter, President
    Asset Management


                               EXHIBIT B Page 2

                           [FLOOR PLAN APPEARS HERE]

Notes:

1. Provide single-lite 3 X 6 solid core wood door to receive paint, with 2 transom above in building standard metal frame.

2. Provide SW X 4 pass through window in building standard metal frame at 45 A.F.F.

3. Provide waste trap and drain, hot and cold water, and garbage disposal, for single bowl stainless steel sink in 24" deep plastic laminate counter top on plastic laminate base cabinet with flush overlay doors and one adjustable shelf inside, with 12" door plastic laminate upper cabinet with flush overlay doors and two adjustable shelves inside.

[LOGO OF EHRLICH-ROMINGER ARCHITECTS APPEARS HERE]
JOB NO.  90094
DATE  6-19-90

TIEMPO ESCROW II
GROUND FLOOR

4590 MAC ARTHUR BLVD.
NEWPORT BEACH, CALIFORNIA 92660

                                  EXHIBIT "B"

                                   EXHIBIT C
                     STANDARDS FOR UTILITIES AND SERVICES


        The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

        As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

        (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 8 A.M. to 6 P.M., and have one elevator available at all other times.

        (b) On Monday through Friday, except holidays, from 8 A.M. to 6 P.M., and on Saturday mornings from 8 A.M. to 12 Noon, (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeymen's wages for air conditioning mechanics.

        (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and horsepower office business machines in an amount not to exceed .025 KWH per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of the Tenant to pay upon demand of Landlord the amount established by the Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the leeders to the Building or the risers or wiring installation.

        (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge. Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment. Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

        (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

                Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electrical service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulators or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any device pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT D
                             RULES AND REGULATIONS


1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenants business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of his tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefore.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. The Building freight elevator(s) shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages supplies, merchandise or other property will by received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

                               EXHIBIT D Page 1

11. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Buildings heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the building.

                               EXHIBIT D Page 2

27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or a governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. Tenant's requirements will be attended to only upon appropriate application to the Building management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Building.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                               EXHIBIT D Page 3

                                   EXHIBIT E
                         PARKING RULES AND REGULATIONS

     The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

1. Landlord assumes no responsibility for any damage to any vehicle parked in the parking areas or for any goods left is any such vehicle. All such liability is to be specifically assumed by the operator of any such vehicle as a condition of parking.

2. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the parking areas shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable without Landlord's consent and any device in the possession of an unauthorized holder will be void.

4.   No overnight or extended term storage of vehicles shall be permitted.

5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

6.   All directional signs and arrows must be observed.

7.   The speed limit within all parking areas shall be 5 miles per hour.

8.   Parking is prohibited:

     (a)     in areas not striped for parking;

     (b)     in aisles;

     (c)     where "no parking" signs are posted;

     (d)     on ramps;

     (e)     in cross hatched areas; and

     (f) in such other areas as may be designated by Landlord or Landlord's Parking Operator.

9. Each person using the parking facilities is required to park and lock his own vehicle.

10. Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any vehicle from the parking areas that does not have an identification device.

11. Any parking identification devices reported lost or stolen and thereafter found on any unauthorized vehicle will be confiscated and the illegal holder will be subject to prosecution.

12. Washing, waxing, cleaning or servicing (other than for emergency situations) of any vehicles in any area not specifically reserved for such purpose is prohibited.

13. Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules and Regulations. Parking area managers or attendants are not authorized to make or allow any exceptions to the Rules and Regulations.

14. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices in Reserved Parking areas or in other areas in which a charge for parking is made to any tenant or person and /or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

15. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking area as it deems necessary for the operation of the parking areas. Landlord may refuse to permit any person who violates these rules to park in the parking areas, and any violation of the rules shall subject the vehicle to removal.

                                 LEASE SUMMARY
                                 -------------



Tenant             :     Tiempo Escrow II
------

Building           :     KCN #8
--------                 4590 MacArthur Blvd.
                         Newport Beach, CA  92660


Floor & Suite      :     Ground Floor - Suite 175
-------------

Sq Ft Rentable     :     4,236
-----
      Usable       :     3,774

Term               :     Five (5) Years
----

Term Commencement  :     Completion of Tenant Improvements.
-----------------

Free Rent          :     Five and one-half (5.5) months.
---------

Rental Rate
-----------
(Monthly)          :     Yr 1 - $6,354.00       Yr 4 - $7,147.39
 -------                 Yr 2 - $6,608.16       Yr 5 - $7,433.28
                         Yr 3 - $6,872.49


Expense Stop       :     1990 Base Year
------------

Parking Spaces     :     Fifteen (15)
--------------

Parking Rate
------------
(Monthly)          :     Yrs 1-5 - -0-
 -------

T.I. Allowance     :     Build-to-suit
--------------

Commission         :
----------

Deposit            :     $6,989.40
-------

Other Concessions  :     N/A
-----------------

Options            :     N/A
-------

Type of Space      :     Existing
-------------

Use                :     Escrow offices
---

Broker             :     Grubb & Ellis (Pat Papaccio and Mike Quisling)
------

Space Planner      :     Ehrlich.Rominger
-------------

Date               :     June 26, 1990
----

                   AMENDMENT NO. 1 TO OFFICE BUILDING LEASE
                   ----------------------------------------

     This Amendment No. 1 ("Amendment") to Office Building Lease is made as of this ____ day of August, 1993, by and between Koll Center Newport Number 8, a California Limited Partnership ("Landlord") and Tiempo Escrow II, a California Corporation ("Tenant").

                               R E C I T A L S
                               - - - - - - - -

     The parties hereto are Landlord and Tenant under that certain Office Building Lease dated July 10, 1990 ("Lease") covering space on the ground floor, Suite 175, of the building located at 4590 MacArthur Boulevard, Newport Beach, California (the "Premises") in the project known as Koll Center Newport (the "Project").

     WHEREAS, Landlord desires to provide modifications to the original Lease agreement and subsequent amendments to extend the Lease Term and Tenant agrees to same, the parties hereto mutually desire to amend said Lease as hereinafter provided. All existing terms and conditions of the Lease, as amended, shall remain in full force and effect, except as otherwise set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants, promises, agreements, terms and conditions set forth hereinafter, and other good and valuable consideration, receipt of which is hereby acknowledged by the parties, Landlord and Tenant agree as follows:

     1.    Term: The term of the above referenced Lease, scheduled to expire on
           ----
September 30, 1995, is hereby extended for forty-eight (48) months ("Extended Term"), commencing August 1, 1993 ("Commencement Date") and terminating July 31, 1997.

     2.    Annual Basic Rent. Effective upon the Commencement Date, and for the
           -----------------
months of the Extended Term thereafter through the Lease expiration date of July 31, 1997, Tenant shall pay to Landlord Annual Basic Rent for the Premises in the amount set forth below:

      Term                                    Rate/Amount
      ----                                    -----------
8/01/93 - 7/31/94                       $1.447 per rentable sq.ft. per month,
                                        $6,130.94 per month,
                                        $73,571.29 per annum;

8/01/94 - 7/31/95                       $1.497 per rentable sq.ft. per month,
                                        $6,342.74 per month,
                                        $76,112.89 per annum;

8/01/95 - 7/31/96                       $1.547 per rentable sq.ft. per month,
                                        $6,554.54 per month,
                                        $78,654.49 per annum;


TIEMPO ESCROW II
Amendment No. 1
Page 2



8/01/96-7/31/97         $1.597 per rentable sq.ft. per month,
                        $6,766.34 per month,
                        $81,196.09 per annum.

Annual Basic Rent shall be paid by Tenant to Landlord in accordance with Paragraph 3 of the Lease.

       3.     Direct Expense Base:  Paragraph 4 of the Lease is hereby modified
              -------------------
to replace the Direct Expense Base of 1990 Base Year per square foot with a 1993 "Base Year" effective August 1, 1993. The amount of the annual Direct Expenses which Landlord has included in the Annual Basic Rent shall be equal to the actual expenses incurred by Landlord to operate the Building and Common Areas, as further defined within section 4(a)(iii) of the Lease and Paragraph 52 of the Addendum to Lease, during the Base Year (1993), including all expenses which become due during, but which are not, for whatever reason, paid during the Base Year. The Direct Expense Base shall be equal to the actual expenses incurred, as if the Building were ninety-five percent (95%) occupied for the Base Year 1993. To the extent that Tenant's Percentage of the Direct Expenses for any calendar year exceeds the Direct Expense Base Year, then Tenant shall pay such difference as additional rent to Landlord as set forth in the Lease.

       4.     Tenant Improvements.  Tenant shall lease the Premises in "As Is"
              -------------------
condition and Landlord shall have no obligation to provide any tenant improvements to the Premises.

       5.     Parking.  Through the Extended Term, Tenant shall continue to
              -------
enjoy and be bound by the parking rights and obligations provided for in Paragraphs 38 and 53 of the Addendum to the Lease, however, commencing on October 1, 1995 and continuing through July 31, 1997, Tenant shall pay $10.00 per stall per month for fifteen (15) unreserved employee parking stalls. Such parking fees shall be paid as additional rent and shall be paid to Landlord, or Landlord's designated agent, in accordance with Paragraph 3 of the Lease and shall be subject to Paragraph 23 of the Lease.

       6.     Hazardous or Toxic Materials.  Tenant covenants and agrees not to
              ----------------------------
introduce any hazardous or toxic materials onto the Premises without (a) first obtaining Landlord's written consent; and (b) complying with all applicable federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to obtaining proper permits. If Tenant's transportation, storage, use or disposal of such hazardous or toxic materials on the Premises results in (i) contamination of the soil or surface or ground water; or (ii) loss or damage to persons or property, then Tenant agrees to (a) notify Landlord immediately of any contamination, claim of

TIEMPO ESCROW II
Amendment No. 1
Page 3



contamination, loss or damage; (b) after consultation and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations and standards at Tenant's sole cost and expense; and (c) to indemnify, defend and hold Landlord free and harmless from any and all claims, suits, causes of action, judgments, awards, costs and fees, including reasonable attorneys' fees, arising from or in connection with any such contamination, claim of contamination, loss or damage. This provision shall survive termination of the Lease and this Amendment 3.

       7.    Deletion of Lease Provisions.  Upon execution and delivery of this
             ----------------------------
Amendment, the following provisions of the Lease and subsequent amendments, or portions of provisions as indicated below, shall be deemed deleted from the Lease and shall be null and void and of no further force or effect.

             A. Addendum, Paragraph 50 - Annual Basic Rent shall be deleted in its entirety; and

             B. Addendum, Paragraph 51 - Rental Abatement shall be deleted in its entirety; and

             C. Addendum, Paragraph 52 - Base Year Adjustments shall be deleted in its entirety; and

      8.     Effectiveness of Lease.  Except as set forth in this Amendment, all
             ----------------------
of the provisions of the Lease and addendum to Lease and prior amendments to this Lease shall remain unchanged and in full force and effect. The remaining unaffected portions of the Lease, addendum and prior amendments are hereby ratified and affirmed and incorporated herein by this reference. All defined terms herein shall have the same meaning as specified in the Lease, addendum and prior amendments unless otherwise indicated.

      9.     Brokers.  Tenant acknowledges that it has dealt only with the Koll
             -------
Marketing Group and with no other real estate broker, finder, or other person, with respect to this amendment. Tenant shall hold Landlord harmless from all damages resulting from any claims that may be asserted by any broker, finder, or other person, with whom Tenant has, or purportedly has, dealt.

TIEMPO ESCROW II
Amendment No. 1
Page 4


IN WITNESS WHEREOF, the parties have executed this Amendment to Office Building Lease as of the day and year first written above.


LANDLORD:                               TENANT:

KOLL CENTER NEWPORT NUMBER 8            TIEMPO ESCROW II,
A California Limited Partnership        A California Corporation

By: Koll Management Services, Inc.,     By: /s/ Anne Muter
    A Delaware Corporation, as Agent       --------------------------------
                                             Anne Muter

By:                                     Title: President
   --------------------------------           -----------------------------
    Stephen Stage, Portfolio Manger

Date:                                   Date:  9/2/93
     ------------------------------          ------------------------------

                             [FINAL FLOOR PLAN OF
                                   FLOOR 1
                            KOLL CENTER NEWPORT 8
                             4590 MACARTHUR BLVD.
                                 APPEARS HERE]